Exhibit 10.12

CONSENT AGREEMENT

This CONSENT AGREEMENT (this “Agreement”) by and among (a) Jack in the Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“JIB”), (b) CRC-I Limited Partnership, a Massachusetts limited partnership (“CRC-I LP”), CRC-II Limited Partnership, a Massachusetts limited partnership (“CRC-II LP” and together with CRC-I LP, the “CRC Partnerships”), New CRC-I Holdings Limited Partnership, a Delaware limited partnership and the owner of 100% of the limited partner interests of CRC-I LP (“CRC-I Holdings”), New CRC-II Holdings Limited Partnership, a Delaware limited partnership and the owner of 100% of the limited partner interests of CRC-II LP (“CRC-II Holdings” and, together with CRC-I Holdings, the “Limited Partners”), CRC-I Corp., a Massachusetts corporation and the sole general partner of CRC-I LP (“CRC-I”), and CRC-II Corp., a Massachusetts corporation and the sole general partner of CRC-II LP (“CRC-II” and together with CRC-I, the “General Partners”; the General Partners, the Limited Partners and the CRC Partnerships collectively the “CRC Parties”), and (c) only with respect to Section 3(b) and Section 7 hereof, R. Gordon Mathews, an individual (“Mathews”), and Howard E. Phillips, an individual (“Phillips”), is dated as of August 29, 2002.

W I T N E S S E T H

WHEREAS, in 1993 and 1994, JIB and certain other parties entered into a $70 million sale-leaseback financing facility pursuant to a series of transactions, including a public note financing (such transactions, collectively, the “CRC Transactions”);

WHEREAS, pursuant to the CRC Transactions, JIB and CRC-I LP entered into that certain Master Lease dated as of December 15, 1993 (as amended and supplemented from time to time, the “CRC-I Master Lease”) and JIB and CRC-II LP entered into that certain Master Lease dated as of December 15, 1993 (as amended and supplemented from time to time, the “CRC-II Master Lease” and, together with the CRC-I Master Lease, the “Master Leases”) pursuant to which JIB leased designated restaurant properties from CRC-I and CRC-II, as applicable (such properties, collectively, the “Units”);

WHEREAS, in 1997, JIB’s wholly-owned affiliate FM 1997 Limited Partnership (“FM 1997”) purchased the estates for years interests in 31 of the 38 Units leased from CRC-II to JIB (such 31 CRC Properties, the “FM 1997 Properties”, and such transaction, the “FM 1997 Transaction”);

WHEREAS, the Master Leases contain provisions whereby JIB may make an offer (the “Year Nine Offer”) during the ninth year of the Master Leases to purchase from each of CRC-I and CRC-II, as applicable, the estates for years interests that the CRC Partnerships hold in the Units;

WHEREAS, the CRC Partnerships are under no obligation under the Master Leases to accept the Year Nine Offer;

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Agreement Regarding Corporate Governance dated as of October 23, 1997 (the

“Corporate Governance Agreement”) which, among other things, provides to the Limited Partners certain rights with respect to the acceptance or rejection by the CRC Partnerships of the Year Nine Offer;

WHEREAS, JIB desires to make the Year Nine Offer on the terms described below and desires to ensure the acceptance by the CRC Partnerships of the Year Nine Offer; and, in exchange for the consideration provided for herein, (i) each CRC Partnership desires to accept the Year Nine Offer on the terms described below and (ii) each CRC Party (other than the CRC Partnerships) desires to cause the CRC Partnerships to accept the Year Nine Offer on the terms described below;

WHEREAS, Mathews and Phillips, as the owners of the Limited Partners, will derive significant benefits from the transactions contemplated hereby;

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth below, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Indenture dated as of December 15, 1993 between FM 1993A Corp., a Delaware corporation (“FM 1993A”) and State Street Bank and Trust Company, as Indenture Trustee (the “Indenture Trustee”) (as amended, the “Indenture”), or if not defined in the Indenture, as defined in the Master Leases.

2. Offer and Consent Date Transactions.

(a) Offer. On the date hereof (the “Offer and Consent Date”), JIB shall make a Year Nine Offer in accordance with Section 30(a) of each of the Master Leases to purchase from the CRC Partnerships and FM 1997 the Lessor’s Estate in all of the Units then subject to the Master Leases for an aggregate purchase price of $47,000,000. The terms and conditions of the Year Nine Offer with respect to the Units leased to JIB under the CRC-I Master Lease (the “CRC-I Units”) are more fully set forth in the form of Year Nine Offer attached hereto as Exhibit A-1. The terms and conditions of the Year Nine Offer with respect to the Units leased to JIB under the CRC-II Master Lease are more fully set forth in the form of Year Nine Offer attached hereto as Exhibit A-2.

(b) Acceptances. The CRC Partnerships hereby acknowledge that the Year Nine Offers described above comply in all respects with the requirements for a valid Year Nine Offer set forth in Section 30(a) of each of the Master Leases, including, without limitation, that the sum of $47,000,000 is no less than the aggregate required Year Nine Minimum Purchase Price. In consideration of the payments to be made by JIB as set forth in Section 4, (i) CRC-I LP shall, and CRC-I Holdings and CRC-I shall cause CRC-I LP to, deliver to JIB on the Offer and Consent Date an acceptance of the Year Nine Offer with respect to the CRC-I Units substantially in the form attached hereto as Exhibit B-1, (ii) CRC-II LP shall, and CRC-II Holdings and CRC-II shall cause CRC-II LP to, deliver to JIB on the Offer and Consent Date an acceptance of the Year Nine Offer with respect to the CRC-II Units that are not FM 1997 Properties substantially in the form attached hereto as Exhibit B-2, and (iii) CRC II LP shall, and CRC-II Holdings and CRC-II shall cause CRC-II LP to, deliver to JIB on the Offer and Consent Date an acknowledgement and consent with respect to the acceptance of the Year Nine Offer by FM 1997 with respect to the CRC-II Units that are FM 1997 Properties substantially in the form attached hereto as Exhibit B-3. FM 1997 will deliver to JIB on the Offer and Consent Date an acceptance of the Year Nine Offer with respect to the CRC-II Units that are FM 1997 Properties substantially in the form attached hereto as Exhibit B-3. The CRC Partnerships, the Limited Partners and the General Partners jointly and severally waive any right to challenge the form, validity or sufficiency of the Year Nine Offers or their compliance with the requirements of Section 30(a) of each of the Master Leases. The acceptances of the Year Nine Offers described in this Section 2(b) are collectively defined herein as the “Acceptances,” with each, individually, an “Acceptance.”

(c) On the Offer and Consent Date, JIB shall make the payments set forth in Section 4(a)(i) to the applicable parties set forth therein.

3. Closing Date Transactions.

(a) On the First Business Day of January 2003 (the “Closing Date”), JIB shall make the payments under the Year Nine Offer directly to the Indenture Trustee for the benefit of the Noteholders as described in Exhibit C hereto. The CRC Parties hereby consent to the cash flow set forth on Exhibit C. As contemplated by Section 28(b) of the Master Leases, on the Closing Date, each of the CRC Partnerships and FM 1997 shall transfer all of their respective interests in all of the Units to JIB. The parties intend that, upon the Closing Date, upon and by virtue of the direct payments by JIB to the Indenture Trustee contemplated by Exhibit C and the application thereof in accordance with the Indenture, the Master Leases, the CRC Notes and the Notes, (i) the CRC Notes shall be paid in full (and each CRC Partnership hereby consents and agrees to such payment in full), (ii) the Notes shall be paid in full, (iii) the Indenture, the Master Leases, and all other documents relating to the CRC Transactions shall be terminated and (iv) all liens imposed on the Units pursuant to the CRC Transactions shall be discharged (all such actions set forth in this Section 3(a), collectively, the “Closing”).

(b) On the Closing Date, each party hereto (including Mathews and Phillips), together with certain other parties to the CRC Transactions, shall enter into a mutual release agreement, in form and substance attached hereto as Exhibit D (the “Release”), releasing each other party from its obligations and liabilities under and with respect to the CRC Transactions.

(c) On the Closing Date, subject to the conditions set forth in Section 9, JIB shall make the payments set forth in Section 4(a)(ii) to the applicable parties set forth therein.

4. Consideration Payable to CRC Partnerships, Limited Partners and General Partners.

(a) In consideration of the agreement of the CRC Partnerships, the Limited Partners and the General Partners to accept the Year Nine Offers, JIB agrees to pay the following amounts to the CRC Partnerships and the Limited Partners:

(i) Offer and Consent Date Payments: On the Offer and Consent Date JIB shall pay:

(A) an aggregate amount equal to $10,000 to the CRC Partnerships, and

(B) an aggregate amount equal to $90,000 to the Limited Partners (the amounts described in this clause (i), the “Offer and Consent Date Payments”).

(ii) Closing Date Payments: On the Closing Date, subject to the conditions set forth in Section 9, JIB shall pay:

(A) an aggregate amount equal to $15,000 to the CRC Partnerships, and

(B) an aggregate amount equal to $1,185,000 to the Limited Partners (the amounts described in this clause (ii), the “Closing Date Payments”).

(b) Payments pursuant to Section 4(a) to the CRC Partnerships shall be divided equally between CRC-I LP and CRC-II LP and shall be made in the manner and to the account designated in writing by each CRC Partnership to JIB no later than three Business Days prior to the Offer and Consent Date or the Closing Date, as applicable. Payments pursuant to Section 4(a) to the Limited Partners shall be allocated between CRC-I Holdings and CRC-II Holdings in such proportion as agreed upon by the Limited Partners and shall be made in the manner and to the account designated in writing by each Limited Partner to JIB no later than three Business Days prior to the Offer and Consent Date or the Closing Date, as applicable. Each of the CRC Partnerships shall distribute its portion of the payments contemplated by Section 4(a) to its partners pursuant to the provisions of its partnership agreement immediately upon receipt. JIB agrees that (i) the designation referenced in the first sentence of this Section 4(b) may be made by R. Gordon Mathews, in his capacity as Assistant Treasurer of each of the General Partners on behalf of the CRC Partnerships and (ii) the distribution of payments referenced in the immediately preceding sentence of this Section 4(b) may be made as directed by R. Gordon Mathews, in his capacity as Assistant Treasurer of each of the General Partners on behalf of the CRC Partnerships, so long as such distribution is in accordance with the provisions of the applicable partnership agreement.

5. Dissolution. Prior to the Closing Date, each of the CRC Partnerships and each of the General Partners shall secure the necessary authorization for their dissolution. Promptly following the receipt of their respective portions of the Closing Date Payments, each of the CRC Partnerships and the General Partners shall file certificates of dissolution, certificates of cancellation or comparable documents with the Secretary of State of Massachusetts. The parties hereto shall cooperate to ensure that prior to the Closing Date, FM 1993A shall have secured the necessary authorization for its dissolution and shall file with the Secretary of State for Delaware a certificate of dissolution to effect its dissolution as of the Closing Date.

6. Representations and Warranties of CRC Partnerships, Limited Partners and General Partners. Each of the CRC Parties jointly and severally represent and warrant as follows:

(a) Existence; Compliance with Law. Each of the CRC Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b)has the power and authority, and the legal right, to enter into the transactions contemplated by this Agreement, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its performance of its obligations under this Agreement requires such qualification except to the extent that the failure be so qualified could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of its obligations under this agreement.

(b) Power; Authorization; No Consents or Conflicts; Enforceable Obligations. Each of the CRC Parties has the power and authority, and the legal right, to make, deliver and perform this Agreement and the other documents related hereto (including without limitation each Acceptance) (collectively, the “Transaction Documents”) to which it is a party. Each of the CRC Parties has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of each Transaction Document to which it is a party. The execution and delivery by each CRC Party of each Transaction Document to which it is a party and the performance by each CRC Party of its obligations under the Transaction Documents in accordance with their respective terms will not violate any provision of law, any order of any court or other agency of government, the partnership agreement or other constituent documents of such CRC Party, or any provision of any agreement or other instrument to which such CRC Party is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or require the consent of any Person which such consent has not been obtained by the applicable CRC Party prior to the date hereof. This Agreement and each Acceptance has been duly executed and delivered on behalf of each of the CRC Parties and is in full force and effect. Each other Transaction Document to which any of the CRC Parties is a party is, or will be when required to be delivered pursuant hereto, duly executed and delivered on behalf of each of the CRC Parties and is, or will be when required to be delivered pursuant hereto, in full force and effect. This Agreement and each Acceptance constitutes, and each other Transaction Document to which any of the CRC Parties is a party when executed and delivered will constitute, a legal, valid and binding obligation of such CRC Party, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) Equity Interests. CRC-I Holdings owns 100% of the existing limited partner interests in CRC-I LP. CRC-II Holdings owns 100% of the existing limited partner interests in CRC-II LP. CRC-I is the sole general partner of CRC-I LP. CRC-II is the sole general partner of CRC-II LP.

(d) No Unauthorized Indebtedness. None of Mr. R. Gordon Mathews, Mr. Howard E. Phillips, the Limited Partners or the General Partners has taken any action that would result in either of the CRC Partnerships’ incurring any indebtedness or any liability not permitted by such CRC Partnership’s organizational documents.

7. Representations and Warranties of Mathews and Phillips. Each of Mathews and Phillips, severally and not jointly, represent and warrant as follows: (a) This Agreement and each other Transaction Document to which Mathews and Phillips is a party is, or will be when required to be delivered pursuant hereto, duly executed and delivered on behalf of each of Mathews and Phillips and is, or will be when required to be delivered pursuant hereto, in full force and effect. This Agreement constitutes, and each other Transaction Document to which Mathews and Phillips is a party when executed and delivered will constitute, a legal, valid and binding obligation of each of Mathews and Phillips, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) None of Mr. R. Gordon Mathews, Mr. Howard E. Phillips, or the Limited Partners has taken any action that would result in either of the CRC Partnerships’ incurring any indebtedness or any liability not permitted by such CRC Partnership’s organizational documents.

8. Representations and Warranties of JIB. JIB hereby represents and warrants as of the Offer and Consent Date as follows:

(a) Corporate Existence; Compliance with Law. JIB (a) is duly organized, validly existing and in good standing under the laws of the state of Delaware, (b) has the corporate power and authority, and the legal right, to enter into the transactions contemplated by this Agreement, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its performance of its obligations under this Agreement requires such qualification except to the extent that the failure be so qualified could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of its obligations under this Agreement.

(b) Corporate Power; Authorization; No Consents or Conflicts; Enforceable Obligations. JIB has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement the other Transaction Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and such other Transaction Documents to which it is a party. The execution and delivery by JIB of each Transaction Document to which it is a party and the performance by JIB of its obligations under the Transaction Documents in accordance with their respective terms will not violate any provision of law, any order of any court or other agency of government, the constituent documents of JIB, or any provision of any agreement or other instrument to which JIB is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or require the consent of any Person which such consent has not been obtained by JIB prior to the date hereof. This Agreement has been, and each other Transaction Document to which JIB is a party will be, duly executed and delivered on behalf of JIB. This Agreement constitutes, and each other Transaction Document to which JIB is a party when executed and delivered will constitute, a legal, valid and binding obligation of JIB, enforceable against JIB in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) No Unauthorized Indebtedness. JIB has not taken any action that would result in either of the CRC Partnerships’ incurring any indebtedness or any liability not permitted by such CRC Partnership’s organizational documents.

9. Conditions Precedent to Closing Date Payments. The obligation of JIB to make the Closing Date Payments shall be subject to the satisfaction (or waiver by JIB) on or before the Closing Date of each of the following conditions:

(a) Compliance with Representations and Warranties; Covenants. Each of the representations and warranties contained in Sections 6 and 7 hereof shall be true and correct as of the Closing Date; and each CRC Party shall have complied with its obligations hereunder that are required to be performed on or before the Closing Date.

Notwithstanding the foregoing, the execution of the Release by the parties thereto shall not be a condition to the obligation of JIB to make the Closing Date Payments; provided, however, that the parties hereto retain their legal and equitable rights with respect to an action for damages against any party hereto that fails to fulfill its obligation to execute the Release on the Closing Date.

10. Miscellaneous.

(a) Further Assurances. Each party shall perform any further acts and execute and deliver any documents which reasonably may be necessary to carry out the intent of this Agreement. Without limiting the foregoing, the parties hereto agree to cooperate in taking all actions reasonably necessary for the termination of the CRC Transactions and the documentation thereof, including, without limitation, obtaining the consent of any third party necessary to effectuate such termination.

(b) Attorneys’ Fees. Each party hereto shall bear its own legal, accounting and other fees and expenses incurred in the drafting and negotiation of, and its performance under, this Agreement and each of the Exhibits hereto. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or any of the Exhibits hereto, the prevailing party shall be paid by the other party a reasonable sum for attorney’s fees and expenses of such prevailing party.

(c) Governing Law; Venue; Waiver of Jury Trial. This Agreement in all respects shall be interpreted, enforced and governed by and under the laws of the State of California. Venue for any action, whether arbitration, judicial or otherwise, shall be in San Diego County, California. The parties hereby waive any right to have trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Agreement, whether grounded in tort, contract or otherwise

(d) Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and shall be entitled to enforce specifically the provisions of this Agreement in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

(e) Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties hereto, and any such purported assignment shall be void.

(f) Integration. This Agreement memorializes and constitutes the final, complete and exclusive agreement and understanding between the parties, and supersedes and replaces all prior negotiations, proposed agreements and agreements, whether written or oral. Each party to this Agreement acknowledges that no other party or agent or attorney for any other party has made any promise, representation or warranty whatsoever, express or implied, which is not expressly contained in this Agreement and each party further acknowledges that it has not executed this Agreement in reliance upon any collateral promise, representation or warranty, or in reliance on any belief as to any fact not expressly recited in the Recitals above.

(g) Headings. Paragraph headings have been inserted into this Agreement as a matter of convenience only and are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

(h) Severance. If a provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, said provision shall be deemed to be severed and deleted and neither such provision, nor its severance and deletions shall affect the validity of the remaining provisions.

(i) Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this 29 day of August 2002.

JACK IN THE BOX INC.

By:	MICHAEL J. SNIDER
Name:	Michael J. Snider
Title:	Assistant Secretary

CRC-I LIMITED PARTNERSHIP

By: CRC-I Corp. Its: General Partner
By:	HAROLD L. SACHS
Name:	Harold L. Sachs
Title:	President

CRC-II LIMITED PARTNERSHIP

By: CRC-II Corp. Its: General Partner
By:	HAROLD L. SACHS
Name:	Harold L. Sachs
Title:	President

NEW CRC-I HOLDINGS LIMITED

PARTNERSHIP By: New CRC-I Holdings Corp. Its: General Partner
By:	R. GORDON MATHEWS
Name:	R. Gordon Mathews
Title:	General Partner

NEW CRC-II HOLDINGS LIMITED

PARTNERSHIP By: New CRC-II Holdings Corp. Its: General Partner
By:	R. GORDON MATHEWS
Name:	R. Gordon Mathews
Title:	General Partner

[Consent Agreement Signature Page]

CRC-I CORP.
By: Harold L. Sachs
Name: Harold L. Sachs
Title: President
CRC-II CORP.
By: Harold L. Sachs
Name: Harold L. Sachs
Title: President
HOWARD E. PHILLIPS

R. GORDON MATHEWS

[Consent Agreement Signature Page]

Exhibit A-1

YEAR NINE OFFER
CRC-I Limited Partnership

To:    CRC-I Limited Partnership

Reference is hereby made to that certain Master Lease dated as of December 15, 1993 (the “Master Lease”) by and between Jack In The Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“Lessee”), and CRC-I Limited Partnership, a Massachusetts limited partnership (“Lessor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease.

Pursuant to Section 30(a) of the Master Lease, Lessee desires to make a Year Nine Offer for Lessor’s Estate in all of the Units subject to the Master Lease (the “Year Nine Units”).

Lessee determines the aggregate value of Lessor’s and Lessee’s interests in the Year Nine Units solely for purposes of Section 30 of the Master Lease to be $20,258,982.06 (the “Year Nine Offer Value”).

Lessee hereby irrevocably offers to purchase Lessor’s Estate in the Year Nine Units from the Lessor for an aggregate purchase price of $20,258,982.06 (“Lessee’s Initial Year Nine Price”), to be paid to the Indenture Trustee on the first Business Day of January, 2003. Lessee’s Initial Year Nine Price is allocated to each Year Nine Unit based on the ratio of the Termination Value of such Unit to the total of all Termination Values for the Year Nine Units.

IN WITNESS WHEREOF, Lessee has caused this Year Nine Offer to be duly executed and delivered to Lessor on this 27 day of August, 2002.

JACK IN THE BOX INC.

By:	MICHAEL J. SNIDER
Name: Michael J. Snider Title: Assistant Secretary

Exhibit A-2

YEAR NINE OFFER
CRC-II Limited Partnership
FM 1997 Limited Partnership

To:    CRC-II Limited Partnership
          FM 1997 Limited Partnership

Reference is hereby made to that certain Master Lease dated as of December 15, 1993 (the “Master Lease”) by and between Jack In The Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“Lessee”), and CRC-II Limited Partnership, a Massachusetts limited partnership (“CRC-II”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease.

Pursuant to Section 30(a) of the Master Lease, Lessee desires to make a Year Nine Offer for Lessor’s Estate in all of the Units subject to the Master Lease (the “Year Nine Units”), which represent all of the Units subject to the Master Lease.

Lessee determines the aggregate value of Lessor’s and Lessee’s interests in the Year Nine Units solely for purposes of Section 30 of the Master Lease to be $26,741,017.94 (the “Year Nine Offer Value”).

Lessee hereby irrevocably offers to purchase Lessor’s Estate (including without limitation any interest therein of CRC-II and FM 1997) in the Year Nine Units from the Lessor for an aggregate purchase price of $26,741,017.94 (“Lessee’s Initial Year Nine Price”), to be paid to the Indenture Trustee on the first Business Day of January, 2003. Lessee’s Initial Year Nine Price is allocated to each Year Nine Unit based on the ratio of the Termination Value of such Unit to the total of all Termination Values for the Year Nine Units.

IN WITNESS WHEREOF, Lessee has caused this Year Nine Offer to be duly executed and delivered to Lessor on this 27 day of August, 2002.

JACK IN THE BOX INC.

By:	MICHAEL J. SNIDER
Name: Michael J. Snider Title: Assistant Secretary

Exhibit B-1

ACCEPTANCE
of
YEAR NINE OFFER

CRC-I Limited Partnership

Reference is hereby made to that certain Master Lease dated as of December 15, 1993 (the “Master Lease”) by and between Jack In The Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“Lessee”), and CRC-I Limited Partnership, a Massachusetts limited partnership (“Lessor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease.

Lessor acknowledges receipt from Lessee of a Year Nine Offer dated August 27, 2002 made pursuant to Section 30(a) of the Master Lease to purchase Lessor’s Estate in all of the Units subject to the Master Lease (the “Year Nine Units”), for an aggregate purchase price of $20,258,982.06 (“Lessee’s Initial Year Nine Price”) to be paid to the Indenture Trustee on the first Business Day of January, 2003. Lessor acknowledges that Lessee’s Initial Year Nine Price is allocated to each Year Nine Unit based on the ratio of the Termination Value of such Unit to the total of all Termination Values for the Year Nine Units.

Lessor hereby accepts such Year Nine Offer and agrees to sell to Lessee Lessor’s Estate in the Year Nine Units on the first Business Day of January, 2003 for the purchase price set forth above and on the terms and conditions set forth in the Master Lease.

IN WITNESS WHEREOF, Lessor has caused this Acceptance of Year Nine Offer to be duly executed and delivered to Lessee on this 27th day of August, 2002.

CRC-I LIMITED PARTNERSHIP
By: CRC-I Corp., its sole general partner

By:	HAROLD L. SACHS
Name: Harold L. Sachs Title: President

Exhibit B-2

ACCEPTANCE
of
YEAR NINE OFFER

CRC-II Limited Partnership

Reference is hereby made to that certain Master Lease dated as of December 15, 1993 (the “Master Lease”) by and between Jack In The Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“Lessee”), and CRC-II Limited Partnership, a Massachusetts limited partnership (“CRC-II”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease, or, if not defined therein, in the Consent Agreement among JIB, Lessor and certain other parties dated as of August 27, 2002.

Lessor acknowledges receipt from Lessee of a Year Nine Offer dated August 27, 2002 made pursuant to Section 30(a) of the Master Lease to purchase Lessor’s Estate in all of the Units subject to the Master Lease (the “Year Nine Units”), for an aggregate purchase price of $26,741,017.94 (“Lessee’s Initial Year Nine Price”) to be paid to the Indenture Trustee on the first Business Day of January, 2003. CRC-II acknowledges that Lessee’s Initial Year Nine Price is allocated to each Year Nine Unit based on the ratio of the Termination Value of such Unit to the total of all Termination Values for the Year Nine Units.

CRC-II hereby accepts such Year Nine Offer with respect to the Units that are not FM 1997 Properties and agrees to sell to Lessee Lessor’s Estate in such Year Nine Units to JIB on the first Business Day of January, 2003 for the portion of Lessee’s Initial Year Nine Price allocated to such Units as set forth above and on the terms and conditions set forth in the Master Lease.

IN WITNESS WHEREOF, CRC-II has caused this Acceptance of Year Nine Offer to be duly executed and delivered to Lessee on this 27th day of August, 2002.

CRC-II LIMITED PARTNERSHIP
By: CRC-II Corp., its sole general partner

By:	HAROLD L. SACHS

Name: Harold L. Sachs Title: President

Exhibit B-3

ACCEPTANCE
of
YEAR NINE OFFER

FM 1997 Limited Partnership
CRC-II Limited Partnership

Reference is hereby made to that certain Master Lease dated as of December 15, 1993 (the “Master Lease”) by and between Jack In The Box Inc. (f/k/a Foodmaker, Inc.), a Delaware corporation (“Lessee”), and CRC-II Limited Partnership, a Massachusetts limited partnership (“CRC-II”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease, or, if not defined therein, in the Consent Agreement among JIB, CRC-II and certain other parties dated as of August 27, 2002.

Each of CRC-II and FM 1997 Limited Partnership, a Delaware limited partnership (“FM 1997”) acknowledges receipt from Lessee of a Year Nine Offer dated August 27, 2002 made pursuant to Section 30(a) of the Master Lease to purchase Lessor’s Estate in all of the Units subject to the Master Lease (the “Year Nine Units”), for an aggregate purchase price of $26,741,017.94 (“Lessee’s Initial Year Nine Price”) to be paid to the Indenture Trustee on the first Business Day of January, 2003. Each of FM 1997 and CRC-II acknowledges that Lessee’s Initial Year Nine Price is allocated to each Year Nine Unit based on the ratio of the Termination Value of such Unit to the total of all Termination Values for the Year Nine Units.

FM 1997 hereby accepts such Year Nine Offer with respect to the Units that are FM 1997 Properties and agrees to sell to Lessee Lessor’s Estate in such Year Nine Units to JIB on the first Business Day of January, 2003 for the portion of Lessee’s Initial Year Nine Price allocated to such Units as set forth above and on the terms and conditions set forth in the Master Lease.

Pursuant to that certain Estates for Years Agreement between CRC-II and FM 1997 dated as of October 23, 1997, (i) FM 1997 is deemed the Lessor under the Master Lease and (ii) FM 1997 has the right, in its sole discretion, to accept or reject the Year Nine Offer. CRC-II hereby acknowledges and consents to FM 1997’s acceptance of such Year Nine Offer and disclaims any interest in the FM 1997 Properties.

IN WITNESS WHEREOF, each of FM 1997 and CRC-II has caused this Acceptance of Year Nine Offer to be duly executed and delivered to Lessee on this 27th day of August, 2002.

FM 1997 LIMITED PARTNERSHIP
By: FM 1997 Corp., its sole general partner

By:	HAROLD L. SACHS
Name: Harold L. Sachs Title: Secretary and Treasurer

CRC-II LIMITED PARTNERSHIP
By: CRC-I Corp., its sole general partner

By:	HAROLD L. SACHS
Name: Harold L. Sachs Title: President

Exhibit C

CRC TERMINATION TRANSACTIONS
PRELIMINARY CASH FLOW SUMMARY

Payments from Jack in the Box

a	)	December 31, 2002 (Tuesday)
		Basic Rent (Including $25,000 Admin Acct Pymt)	3,437,500
		Special Rent (Semi-Annual Sinking Fund Payment)	747,402
		Special Rent (2002 Payment)	5,500,000
		Special Rent (Sinking Fund “Top Up”)*	905,000

		Total	$10,589,902

b	)	January 2, 2002 (Paid 1/2/03 due to holiday)
		Payments from JIB to Indenture Trustee:
		Purchase Price for all Estates for Years	47,000,000

		Total Payments from JIB to Indenture Trustee	$57,589,902

Indenture Trustee Payment Detail

a	)	Sources
		Estimated Sinking Fund Balance (Pre-12/31/02 Contrib)	15,847,598
		Funds Received from JIB on 12/31/02 and 1/2/03	57,589,902

		Total Amount Available to Indenture Trustee 1/2/03	$73,437,500

b	)	Uses—Indenture Trustee pays Noteholders
		Principal paid Noteholders	70,000,000
		Accrued and Unpaid Interest paid Noteholders	3,412,500

c	)	Uses—Administrative Account
		Indenture Trustee pays into Administrative Account	25,000

		Total Uses	$73,437,500

d	)	Disposition of Administrative Account balance
		Administrative Account balance paid to JIB**	$381,680

Additional Payments from Jack in the Box

		(a) Offer and Consent Date
		JIB pays partial Consent Payment to CRC-I, CRC-II
		and Limited Partners	$100,000

		(b) 1/2/03 Payment
		JIB pays partial Consent Payment to CRC-I, CRC-II and Limited Partners	$1,200,000

Total JIB Payment			$58,889,902

*Assumes Ideal Sinking Fund Balance (inclusive of Year Nine Special Rent) of $22,999,996 and estimated actual sinking fund balance as of 12/31/02 (after payment of Special Rent due on 12/31/02 and Year Nine Special Rent) of $22,095,000.

**Estimate of balance in Administrative Account as of 12/31/02.

Exhibit D

MUTUAL RELEASE AND TERMINATION OF OBLIGATIONS

THIS MUTUAL RELEASE AND TERMINATION OF OBLIGATIONS (“Release”) is made as of this          day of January 2003 by and among Jack In The Box Inc. (f/k/a “Foodmaker, Inc.”), a Delaware corporation (“JIB”), CRC-I Limited Partnership, a Massachusetts limited partnership (“CRC-I LP”), CRC-II Limited Partnership, a Massachusetts limited partnership (“CRC-II LP” and, together with CRC-I LP, the “CRC Partnerships”), CRC-I Corp., a Massachusetts corporation and sole general partner of CRC-I LP (“CRC-I”), CRC-II Corp., a Massachusetts limited partnership and sole general partner of CRC-II LP (“CRC-II” and, together with CRC-I, the “General Partners”), New CRC-I Holdings Limited Partnership, a Delaware limited partnership and owner of 100% of the limited partnership interests of CRC-I LP, (“CRC-I Holdings”), New CRC-II Holdings Limited Partnership, a Delaware limited partnership and owner of 100% of the limited partnership interests of CRC-II LP (“CRC-II Holdings” and, together with CRC-I Holdings, the “Limited Partners”), FM 1993A Corp., a Delaware corporation (“FM 1993A”), R. Gordon Mathews, an individual (“Mathews”), Howard E. Phillips, an individual (“Phillips”), New CRC-I Holdings Corp., (“CRC-I Holdings Corp.”), and New CRC-II Holdings Corp. (“CRC-II Holdings Corp.”) (the CRC Partnerships, the General Partners, the Limited Partners, FM 1993A, CRC-I Holdings Corp., CRC-II Holdings Corp., Mathews, and Phillips, each, individually, a “CRC Party”, and, collectively, the “CRC Parties”). JIB and the CRC Parties are each referred to individually as a “Releasing Party,” and collectively, the “Releasing Parties.”

W I T N E S S E T H

WHEREAS, in 1993 and 1994, JIB, the CRC Partnerships, FM1993A and certain other parties entered into a $70 million sale-leaseback financing facility pursuant to a series of transactions, including a public note financing (such transactions, collectively, the “Original CRC Transactions”);

WHEREAS, in connection with the Original CRC Transactions, FM 1993A and State Street Bank and Trust Company, as Indenture Trustee (the “Indenture Trustee”), entered into that certain Indenture dated as of December 15, 1993 (as amended, the “Indenture”) pursuant to which FM 1993A issued public notes in the principal amount of $70 million (the “Notes”); the CRC Partnerships issued notes in favor of FM 1993A in the aggregate principal amount of $70 million (the “CRC Notes”); JIB sold estates for years in certain real properties owned by it to the CRC Partnerships; to secure their obligations under the CRC Notes, the CRC Partnerships executed certain Deeds of Trust in favor of FM 1993A with respect to their interest in each of such real properties (the “CRC Deeds of Trust”); in connection with the Original CRC Transactions, JIB executed certain Deeds of Trust in favor of FM1993A with respect to JIB’s residual interest in each of such real properties (the “JIB Deeds of Trust” and together with the CRC Deeds of Trust, the “Deeds of Trust”); JIB and CRC-I LP entered into that certain Master Lease dated as of December 15, 1993 (as amended and supplemented from time to time, the “CRC-I Master Lease”) and JIB and CRC-II LP entered into that certain Master Lease dated as of December 15, 1993 (as amended and supplemented from time to time, the “CRC-II Master Lease” and, together with the CRC-I Master Lease, the “Master Leases”) pursuant to which JIB leased designated properties from CRC-I and CRC-II, as applicable (the Indenture, the Notes, the CRC Notes, the Deeds of Trust, the Master Leases and all such other documents relating to the Original CRC Transactions, collectively, the “CRC Transaction Documents”);

WHEREAS, in 1997, JIB’s wholly-owned affiliate FM 1997 Limited Partnership (“FM 1997”) purchased the estates for years interests in 31 of the 38 properties leased from CRC-II LP to JIB (such transaction, the “1997 Transaction,” and collectively with the Original CRC Transactions, the “CRC Transactions”);

WHEREAS, JIB, the CRC Partnerships, the General Partners, the Limited Partners, Mathews and Phillips entered into that certain Consent Agreement dated as of August         , 2002 (the “Consent Agreement”) pursuant to which, among other things, the parties thereto agreed to deliver this Release as of the Closing Date (as such term in defined in the Consent Agreement);

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth below, the parties hereto agree as follows effective upon payment by JIB of the Closing Date Payments (as defined in the Consent Agreement) pursuant to Sections 3 and 4 of the Consent Agreement:

1.     Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Indenture, or if not defined in the Indenture, as defined in the Master Leases.

2.     Release.

(a)    For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, JIB hereby knowingly and voluntarily, on behalf of JIB and each of JIB’s respective past and present successors, assigns, representatives, officers, directors, affiliates (including FM 1997), and agents, in any and all capacities (each individually, a “JIB Party,” and collectively, the “JIB Parties”), forever relieves, releases, and discharges each CRC Party of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any cause of action, promise, damage, cost, loss and expense of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively a “Claim” or the “Claims”) which any of the JIB Parties now has, has ever had or may hereafter have against any CRC Party on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating to the CRC Transactions, excluding any such Claims arising pursuant to the Consent Agreement or this Release.

(b)    For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each CRC Party hereby knowingly and voluntarily, on behalf of such CRC Party and each of such CRC Party’s respective past and present successors, assigns, representatives, officers, directors, partners, shareholders, affiliates, and agents, in any and all capacities (each, a “CRC Entity,” and, collectively, the “CRC Entities”), forever relieves, releases, and discharges each JIB Party of and from any and all Claims which such CRC Party or any of such CRC Entities now has, has ever had or may hereafter have against any JIB Party on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating to the CRC Transactions, excluding any such Claims arising pursuant to the Consent Agreement or this Release.

3.    Termination. Each of the parties hereto agrees that, to the extent that any of the CRC Transaction Documents to which it is a party shall not terminate automatically with the consummation of the Year Nine Offer, the delivery of the various documents in connection therewith and the repayment in full of the Notes and CRC Notes, and to the extent that no such CRC Transaction Document shall have any unsatisfied conditions to its termination, this Release shall constitute a termination thereof and such CRC Transaction Document shall hereby be terminated and of no further force and effect.

4.    Covenant Not to Sue.

(a)    JIB hereby knowingly, voluntarily and irrevocably covenants that it shall refrain from asserting any Claim, or commencing or instituting, any claim, litigation, action or proceeding of any kind against any CRC Party based upon any matter released pursuant to Section 2(a) hereof.

(b)    Each CRC Party hereby knowingly, voluntarily and irrevocably covenants that it shall refrain from asserting any Claim, or commencing or instituting, any claim, litigation, action or proceeding of any kind against any JIB Party based upon any matter released pursuant to Section 2(b) hereof.

5.    Representations.  Each of the Releasing Parties represents and warrants that it is the owner of and has not assigned, sold, transferred, or otherwise disposed of any of the Claims released in paragraph 2 above, nor has such Releasing Party, with the exception of the sale by CRC-II LP to FM 1997 of certain estates for years interests with respect to certain of the Units in 1997 and as set forth on Schedule 1 hereto, previously transferred, sold or hypothecated any right, including without limitation any right to receive payments, it has arising from the CRC Transactions. Each of CRC-I Holdings and CRC-II Holdings have succeeded to all Claims of their respective predecessors in interest as limited partners in each of CRC-I LP and CRC-II LP, respectively. Each of the Releasing Parties further represents and warrants that it has full legal capacity to enter into this Release.

6.    General Release.  As further consideration for this Release, each Releasing Party hereby agrees, represents, and warrants that the matters released herein are not limited to matters that are known or disclosed to such Releasing Party, and each Releasing Party hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which Section provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

In this connection, each Releasing Party hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are presently unknown, unanticipated, and unsuspected, and such Releasing Party further agrees, represents, and warrants that this Release has been negotiated and agreed upon in light of that realization and that, except as expressly limited above, it nevertheless hereby intends to release, discharge, and acquit the parties released by it hereby from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are in any way related to the CRC Transaction.

7.    Miscellaneous.  This Release is governed by and shall be construed under the laws of the State of California. If any portion of this Release is adjudicated to be invalid or unenforceable, the validity of the remaining provisions shall be valid and enforceable. This Release may be executed in one or more counterparts all of which together shall constitute one original document.

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed as of the date first set forth above.

JACK IN THE BOX INC.

By:
Name: Title:

CRC-I LIMITED PARTNERSHIP
By: CRC-I Corp. Its: General Partner
By:
Name: Title:

CRC-II LIMITED PARTNERSHIP
By: CRC-II Corp. Its: General Partner
By:
Name: Title:

NEW CRC-I HOLDINGS LIMITED PARTNERSHIP
By: New CRC-I Holdings Corp. Its: General Partner

By:
Name: Title:

NEW CRC-II HOLDINGS LIMITED PARTNERSHIP
By: New CRC-II Holdings Corp. Its: General Partner

By:
Name: Title:

NEW CRC-I HOLDINGS CORP.

By:
Name: Title:

NEW CRC-II HOLDINGS CORP.

By:
Name: Title:

CRC-I CORP.

By:
Name: Title:

CRC-II CORP.

By:
Name: Title:

FM 1993A CORP

By:
Name: Title:

FM 1997 LIMITED PARTNERSHIP
By: FM 1997 Corp. Its: General Partner

By:
Name: Title:

R. Gordon Mathews

Howard E. Phillips